Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of MASSBANK Corp. (the “Registrant”) for the year ended December 31, 2007 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Gerard H. Brandi, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the report.
Dated: March 14, 2008

/s/ Gerard H. Brandi
Gerard H. Brandi
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.